ING USA Annuity and Life Insurance Company and its Separate Account B

ING Rollover ChoiceSM Variable Annuity

Supplement dated May 1, 2014 to the Contract Prospectus dated May 1, 2014

The following information amends certain information contained in your variable annuity Contract Prospectus. Please read it carefully and keep it with your current Contract Prospectus for future reference.

NOTICE OF AND IMPORTANT INFORMATION REGARDING PROPOSED FUND SUBSTITUTIONS

The following information only affects you if you currently invest in the subaccount that corresponds to the Fidelity® VIP Equity-Income Portfolio and/or the Pioneer Equity Income VCT Portfolio

ING USA Annuity and Life Insurance Company (the “Company”) and its Separate Account B (the “Separate Account”)
have filed an application with the Securities and Exchange Commission to permit the following “Replaced Funds” to be replaced with the following “Substitute Fund”:

Replaced Funds	Substitute Fund
Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Voya RussellTM Large Cap Value Index Portfolio (Class S)
Pioneer Equity Income VCT Portfolio (Class II)

Prior to the implementation of the substitutions, the Voya RussellTM Large Cap Value Index Portfolio (Class S) will be added as an available investment option under your contract. The Replaced Funds are currently closed to new investments and transfers.

The principal purposes of the substitutions are as follows:
•	Implement Business Plan. The substitutions are another step in the Company’s overall business plan to help make the Contract more attractive to customers and more efficient to administer and oversee. This plan involves providing funds available through the Contract that meet certain performance, risk and pricing guidelines.
•	Influence. The substitutions will replace unaffiliated funds with a fund that is advised and subadvised by affiliates of the Company. The Substitute Fund will only be available through variable insurance products offered by the
Company or their affiliated insurance companies. Consequently, the Board of the Substitute Fund has greater sensitivity to the needs of Contract Owners. The Company believes that the substitutions will enable them to exercise more influence over the management and administration of the funds offered through their Contract, thereby reducing costs and customer confusion.
•	Reduction of Costs. The Substitute Fund, which is managed by affiliated investment advisers, will allow the
Company to reduce costs by consolidating administration of the Substitute Fund with its other funds.
•	Due Diligence. The substitutions will allow the Company to respond to expense, performance and management matters that they have identified in their due diligence review of the funds available through the Contract.

The following lists important information regarding the upcoming fund substitutions:
•	Prior to the fund substitutions you will receive another prospectus supplement which will indicate the substitutions effective date, provide you with further details about the Substitute Fund and reiterate your rights related to the substitutions. You will also receive a summary prospectus for the Substitute Fund.
•	Prior to the substitution effective date and for thirty days thereafter you may transfer amounts allocated to the subaccounts that invest in the Replaced Funds to any other available subaccounts or any available fixed account free of charge, and any such transfer will not count as a transfer when imposing any applicable restrictions or limits on transfers (other than restrictions related to frequent or disruptive transfers).
•	On the substitution effective date your investment in the subaccounts that invest in the Replaced Funds will automatically become an investment in the subaccount that invests in the Substitute Fund with an equal total net asset value. Your Contract value immediately before the substitutions will equal your Contract value immediately after the substitutions.

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•	Unless you provide us with alternative allocation instructions, after the substitution effective date all allocations directed to a subaccount that invested in a Replaced Fund will be automatically allocated to the subaccount that invests in the Substitute Fund. You may give us alternative allocation instructions at any time by contacting
Customer Service at: P.O. Box 9271, Des Moines, Iowa 50306-9271 or at 1-800-366-0066.
•	The overall expenses of the Substitute Fund are less than the overall expenses of each of the Replaced Funds. The fees and expenses of the Substitute Fund will be provided to you prior to the substitution effective date.
•	The investment objective and investment policies of the Substitute Fund are similar to the investment objective and policies of each of the corresponding Replaced Funds. The investment objective of the Substitute Fund along with information about the Substitute Fund’s investment adviser/subadviser will be provided to you prior to the substitution effective date.
•	After the substitution effective date, the Replaced Funds will no longer be available through the Contract and there will be no further disclosure regarding them in any future Contract prospectus or supplements to the Contract prospectus.
•	You will not incur any fees or charges or any tax liability because of the substitutions.

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